                                      LOGO

                              SOURCE CAPITAL, INC.

                              THIRD QUARTER REPORT
                               September 30, 1996

    DIRECTORS                                    CUSTODIAN
    Wesley E. Bellwood                           State Street Bank and Trust Company
    Julio J. de Puzo, Jr.                        Boston, Massachusetts
    David Rees
    Robert L. Rodriguez                          COUNSEL
    Lawrence J. Sheehan                          O'Melveny & Myers LLP
    Charles W. Stanton                           Los Angeles, California
    Kenneth L. Trefftzs
                                                 TRANSFER AND SHAREHOLDER
                                                 SERVICE AGENT
    OFFICERS                                     ChaseMellon Shareholder Services, LLC
    Julio J. de Puzo, Jr., President             P.O. Box 590
    Eric S. Ende, Senior Vice President          Ridgefield Park, New Jersey 07660
    Christopher Linden, Senior Vice President    (800) 279-1241 or (212) 613-7427
    Robert L. Rodriguez, Senior Vice
    President                                    REGISTRAR
    Steven R. Geist, Vice President              ChaseMellon Shareholder Services, LLC
    Janet M. Pitman, Vice President              Ridgefield Park, New Jersey
    Steven T. Romick, Vice President
    William D. Jacobs, Treasurer                 STOCK EXCHANGE LISTING
    Sherry Sasaki, Secretary                     New York Stock Exchange:
    Christopher H. Thomas, Assistant             Symbols:  SOR Common Stock
    Treasurer                                              SOR+ Preferred Stock


    INVESTMENT ADVISER
    First Pacific Advisors, Inc.
    11400 West Olympic Blvd., Suite 1200
    Los Angeles, California 90064

--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
TO OUR SHAREHOLDERS:

  After retreating in June and July, the bull market revived strongly in August and September and by September 30 was up almost 14% year-to-date. This is the equivalent of an 18% rate of advance for the entire year -- hardly what we would have forecast following 1995's spectacular 37.5% gain.

  During the most recent quarter, Source Capital's total net assets increased to $377,446,549 from $376,166,604 at mid-year. Net asset value per Common Share increased to $44.70 at September 30, 1996 from $44.53 at June 30, 1996. This increase is after payment of a $0.925 cash distribution during the quarter.

INVESTMENT RESULTS

  In the most recent quarter, Source Capital's net asset value per share of Common Stock increased 2.5% while total net assets gained 2.5% with both comparisons reflecting reinvestment of dividends and distributions paid during the period. In comparison, the Standard & Poor's 500 Stock Average increased 3.1% during the quarter, also on a reinvested basis.

  For the nine months ended September 30, 1996, the net asset value of Source Capital Common Stock increased by 11.7% including reinvestment of distributions paid during the period, while total net assets gained 11.0%. These increases compare with a total positive return of 13.6% on the Standard & Poor's 500 Stock Average.

NET INVESTMENT INCOME

  Net investment income totalled $2,470,569 for the third quarter and $7,024,075 for the nine months, an increase of 4.2% and a decrease of 9.6%, respectively, from the corresponding periods of 1995. After providing for Preferred dividends, net investment income per Common Share amounted to $0.18 and $0.48 for the quarter and nine months, respectively, compared with the $0.17 and $0.59 earned in the corresponding periods of 1995.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  A regular quarterly distribution at the rate of $0.925 per share was paid on September 15, 1996 to shareholders of record on August 23, 1996. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $3.70 Common distribution rate is dependent upon achieving investment results which will sustain a net asset value of approximately $37.00.

  On November 4, 1996, the Board of Directors of Source Capital declared a regular quarterly distribution at the rate of $0.925 per share and a special year-end distribution of $2.43 per share, payable December 15, 1996, to shareholders of record on November 22, 1996. The Internal Revenue Code requires a regulated investment company to distribute substantially all of its net investment income and net realized gains to shareholders of record on or before December 31 in order to avoid the imposition of a federal excise tax. The special year-end distribution of $2.43 per share was declared because the Company has realized substantial capital gains during 1996. Capital gains are the eventual result of successful investments. Changes in relative market valuations as well as changing prospects of individual companies have led us to sell certain holdings in 1996. We believe we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.

PREFERRED DIVIDENDS

  The regular Preferred dividend of $0.60 per share was paid on September 15, 1996 to shareholders of record on August 23, 1996. Asset coverage on the Preferred shares was 697% on September 30, 1996, compared with 695% at June 30, 1996 and 669% at year-end 1995. Net investment income provided Preferred dividend coverage of 209% in the third quarter and 198% for the nine months of the current year, compared with 201% and 219%, respectively, in the corresponding periods of 1995.

MARKET PRICE OF SOURCE CAPITAL SHARES

  After decreasing from $41 7/8 to $41 in the first half of 1996, the market price of Source Capital Common Stock increased to $42 1/8 at September 30, 1996. This $1.125 increase in market price was more than the $0.17 gain in net asset value during the quarter. As a result, the market discount from net asset value decreased to 5.8% at September 30, 1996 from 7.9% at mid-year. The market price of Source Capital Preferred Stock decreased from $28 3/8 to $28 1/4 during the quarter.

COMMENTARY

  I would like to review the philosophy which continues to guide the investment of Source Capital's assets, and then discuss in detail several companies which illustrate the fundamental and valuation characteristics we find attractive.

  Our objective is to own better companies at lower valuations. This reflects our belief that over the long term there is a high correlation between superior business performance and high stock market returns. As shown in the following table, the companies in Source's portfolio have grown faster, earn higher returns, and are less leveraged than the average S&P Index company. Despite these superior characteristics, Source's companies are currently priced at a significantly lower PE ratio than the stock market.

                                                       Source*      S&P Index*
                                                       -------      ----------
                   EPS Growth Rate (10 Yr)                14%            9%
                   Return on Assets                       12%            6%
                   Debt % Capital                         25%           51%
                   PE Ratio                               16x           20x
                   * Industrial companies only (i.e. excludes banks &
                    insurance)

  In addition to owning better companies, Source's portfolio is considerably less volatile and less risky than the stock market as a whole. This is a consequence of the kind of companies we invest in (high margins, leading market shares, proven track record, low financial leverage), as well as our demanding valuation criteria. We believe that this combination of superior companies, attractive valuations, and a low risk portfolio offers the Source Capital shareholder a way to achieve good investment performance in strong markets, while preserving capital in the uncertain markets which may lie ahead.
  The three companies which we will discuss are typical of those in Source's portfolio--a long record of superior performance, strong reason to believe that such performance will continue, and reasonable valuation. The companies--Dover, Kaydon, and Idex--are similar, even though there is little or no overlap in their product line. Each is a manufacturer of capital goods, or capital goods components, has an acquisition-based growth strategy, and of course a long history of earning high returns on capital.
  DOVER has been owned on and off by Source for the past fifteen years. Its product line is the most diverse of the three companies. For many years its leading division was U.S. Elevator, the #2 American elevator company (behind
Otis) and the leader in low-rise elevators. More recently, Dover's largest operation has been Universal Instruments, a manufacturer of equipment for the automated assembly of circuit boards. Other major operations, among Dover's more than 40 divisions, include Imaje (inkjet printers for industrial applications), Heil (garbage & dump trucks, and tank trailers), and Phoenix/Hill (commercial refrigeration equipment).
  Dover generates substantial free cash flow which it has spent mostly on acquisitions though opportunistic share repurchase has also played a role. During the past five years, Dover has spent $920 million on acquisitions and $160 million on share repurchase, as well as paying out $280 million in dividends. Net of increased debt, this is a total of $1 billion invested or paid out to shareholders during the period, compared to beginning book value of about $800 million -- an impressive rate of profitability. For its acquisitions, Dover looks for businesses with leading market shares in well defined niche markets. It will pay a fair price for businesses already earning excellent returns, with strong management continuing in place.
  KAYDON has been owned continuously by Source since first purchased in 1991. It is primarily a manufacturer of bearings, rings, seals, filters, slip-rings, and hydraulic cylinders. These products are incorporated into many different kinds of capital equipment; for example, cranes, aircraft engines, and medical scanners. Kaydon emphasizes highly engineered, customized products, produced at low volumes over many years. It is typically the sole source for the components it supplies.
  Although Kaydon has made about a dozen acquisitions since it became a public company in 1984, it has done so irregularly, often going a year or two without making a significant purchase. Its acquisitions have been narrowly focused, buying only businesses which, like Kaydon, manufacture low-volume, highly engineered, difficult to fabricate metal industrial components. These companies sometimes have to be "fixed," though they are all businesses capable of earning at least close to the extraordinary 25% plus operating margins that Kaydon has typically delivered. Over the past five years Kaydon has invested in acquisitions or returned to shareholders a total of $180 million -- over 150% of beginning shareholders' equity of $115 million.
  It should be noted that Kaydon has been the target of asbestos related litigation, although it has never produced or sold any asbestos product. The lawsuit claims fraudulent conveyance of assets from Kaydon's former parent Keene Corporation, which did have an asbestos business, at the time of Kaydon's formation in 1983. Kaydon believes that the claims are invalid, as well as barred by the statute of limitations. There is, however, a possibility of unpleasant financial consequences for Kaydon, and this is reflected in its current share price valuation.
  IDEX, purchased by Source in 1996, is primarily a manufacturer of pumps, owning eight different pump companies (75% of revenues), as well as several manufacturers of industrial products. Its pumps typically have 30-50% market shares of well-defined niche markets -- for example, fire truck mounted pumps and metering pumps. Idex has invested aggressively in new product development and believes it can grow at 7-9% even without acquisitions. It has, however, kept up a rapid acquisition pace, most recently making its largest purchase -- Fluid Management, a maker of pumps and related equipment used to mix and dispense paints, coatings, inks, and dyes.
  Although Idex was formed only in 1988, and went public in 1989, its operating units are all decades old. Idex has made 10 acquisitions since 1989, and continues to generate free cash at a high rate. It has spent a net $110 million on acquisitions over the past three years, compared to just $60 million of shareholders' equity at the start of this period. Idex targets manufacturers of proprietary industrial products with significant engineering content and leading positions in their niche markets. It wants to acquire sound companies and improve them, not turn-arounds.

                            Dover     Kaydon     Idex       S&P Index
                            -----     ------     ---        ---------
EPS Growth Rate (10 Yr)       17%       18%      22%(8 yrs)     9%
Operating Margin              13%       27%      18%           11%
Return on Equity              28%       27%      33%           20%
Operating Income/Assets       20%       34%      20%           11%
Debt % Capital                35%        4%      58%           51%

  As can be seen in the table above, each of these companies has been able to grow rapidly through a combination of modest internal growth and intelligent use of cash flow, directed mostly towards acquisitions. Many companies talk about their "growth through acquisition" strategy, but far fewer can produce a long-term track record which demonstrates that it has been done successfully.

  In addition, these companies earn very high returns, whether measured on sales, equity, or assets -- returns that are well above those earned by the average S&P Index company. The figures shown are for 1996, but data for earlier years would generally be comparable. These high returns are of course the source of the free cash flow redeployed to increase earnings.

  We would like to point out two other aspects of these figures. First, Idex appears to have much higher leverage than the other two companies. This is partly the result of accounting requirements related to its formation, and partly because it is more leveraged. However, with high and stable margins, five times interest coverage, and large cash flows, we are not overly concerned about the debt level. Second, Kaydon clearly has higher returns than do the others, especially considering its unleveraged balance sheet. In fact, Kaydon has net cash equal to 20% of total assets. It has been "pickier" in doing deals, and as a result has not been able to spend all its cash flow, and certainly not found it necessary to go into debt. While we would prefer it if Kaydon were more successful in finding appropriate companies to buy, it is better to have this problem than the one of buying the wrong companies.

  The next table presents some valuation measures for these companies. We find Kaydon and Idex both relatively cheap, while Dover is more fully priced, in part because of its longer record and its much larger size and better liquidity. Each is considerably cheaper than the average S&P industrial company. All three companies have some degree of economic risk. Earnings did decline in the last recession, though not by very much, and could decline in the next one. However, high rates of free cash flow will continue, and an adverse economic environment could provide better than average acquisition opportunities (as well as for share repurchase).

                        Dover         Kaydon           Idex         S&P Index
                     -----------   -------------   -------------   -----------
Recent Price
 (Nov. 7)                52             41              37             --
PE                       18x            14x             15x            20x
Market Cap           $6 billion    $700 million    $750 million    $5 billion
Last Earnings
 Decline (% decl.)   1991 (16%)      1991 (3%)       1991 (3%)     1991 (14%)

  We are also comforted by the high quality and stable management that each of these companies has in place. At Dover, Tom Reese has been CEO for just two years, but worked at Dover divisions for several decades before that. His predecessor, Gary Roubos, was President or CEO for the prior seventeen years. At Kaydon, Steve Clough was named CEO in 1996, having served as President since 1989. Chairman Larry Cawley became CEO in 1987. Idex's CEO, Don Boyce, has been in charge since Idex was formed in 1988, and was with the predecessor firm, Houdaille Industries, for the prior twenty years.

  We believe that each of these three companies provides a potent combination of experienced management executing proven strategies, high return businesses with leading market shares, and below market valuations. They should provide rewarding long-term returns to Source shareholders.
                                                  Respectfully submitted,

                                                  /s/ Eric S. Ende
                                                  Eric S. Ende
                                                  Senior Vice President
                                                  November 11, 1996

                            MAJOR PORTFOLIO CHANGES
                        Quarter Ended September 30, 1996

                                             Shares or          Ownership at
                                          Principal Amount   September 30, 1996
                                          ----------------   ------------------
NET PURCHASES
  COMMON STOCKS
Bandag, Incorporated ....................        20,000shs.          46,600shs.
Belden Inc. .............................        51,500shs.         207,900shs.
Carnival Corporation (Class A)...........        21,700shs.         307,400shs.
Cooper Tire & Rubber Company ............        68,000shs.         360,200shs.
Donaldson Company, Inc. .................        34,600shs.         217,200shs.
Federal Signal Corporation ..............        95,200shs.         182,200shs.
IDEX Corporation ........................       104,800shs.         275,900shs.
Kaydon Corporation ......................        61,100shs.         213,400shs.
  PREFERRED STOCK
Phoenix Duff & Phelps Corporation
  (Series A).............................        60,000shs.          75,000shs.
  NON-CONVERTIBLE SECURITIES
Busse Broadcasting Corporation
  --11 5/8% 2000.........................    $  350,000          $2,350,000
Trump Atlantic City Associates
  --11 1/4% 2006.........................    $4,000,000          $4,000,000
NET SALES
  COMMON STOCKS
Bandag, Incorporated (Class A) ..........        20,000shs.         196,400shs.
Expeditors International of Washington,
  Inc. ..................................        48,700shs.         183,100shs.
Farmers & Merchants Bank of Long
  Beach .................................           539shs.           --0--
Hubbell Incorporated (Class B)...........        62,100shs.          85,264shs.
JP Realty, Inc. .........................       153,000shs.           --0--
Johnson & Johnson .......................        50,800shs.          63,500shs.
Loctite Corporation .....................       122,500shs.          56,700shs.
Marsh & McLennan Companies, Inc. ........        40,400shs.          67,100shs.
Pfizer, Inc. ............................        35,000shs.          64,500shs.
Reebok International Ltd. ...............       216,400shs.           --0--
Washington Federal, Inc. ................       231,219shs.           --0--
  CONVERTIBLE SECURITIES
California Energy Company, Inc.--5%
  2000...................................    $3,315,000               --0--
Quantum Health Resources, Inc.--
  4 3/4% 2000............................    $2,305,000               --0--

                        COMPOSITION OF TOTAL NET ASSETS*
                               September 30, 1996

Investment securities (cost $273,438,463):
  Common stocks.............................................  $251,509,556
  Convertible securities....................................    23,919,733
  Non-convertible securities................................    47,494,912
                                                              ------------
                                                              $322,924,201
Cash, receivables, short-term corporate notes, less
  liabilities...............................................    54,522,348
                                                              ------------
Total Net Assets at September 30, 1996......................  $377,446,549
                                                               ===========
Assets applicable to Preferred Stock at a liquidation
  preference of $27.50 per share (asset coverage 697%)......  $ 54,153,330
                                                               ===========
Net Assets applicable to Common Stock -- $44.70 per share...  $323,293,219
                                                               ===========

                         SUMMARY FINANCIAL INFORMATION*

                                  For the Periods Ended September 30, 1996
                               -----------------------------------------------
                                    Nine Months              Three Months
                               ----------------------   ----------------------
                                  Total         Per        Total         Per
                                   Net        Common        Net        Common
                                  Assets       Share       Assets       Share
                               ------------   -------   ------------   -------
Beginning of period..........  $362,086,804   $42.58    $376,166,604   $44.53
Net realized gain
  on investments.............    39,466,280     5.46      10,204,865     1.41
Decrease in unrealized
  appreciation of
  investments................    (7,516,924)   (1.04 )    (3,524,261)   (0.49 )
Income available to
  Common shareholders........     3,479,494     0.48       1,289,042     0.18
  Quarterly distribution to
     Common shareholders.....   (20,069,105)   (2.78 )    (6,689,701)   (0.93 )
                               ------------   -------   ------------   -------
Net changes during period....  $ 15,359,745   $ 2.12    $  1,279,945   $ 0.17
                               ------------   -------   ------------   -------
End of period................  $377,446,549   $44.70    $377,446,549   $44.70
                                ===========   ========   ===========   ========

                                        Dec. 31, 1995   June 30, 1996   Sept. 30, 1996
                                        -------------   -------------   --------------
Common market price per share........       41 7/8              41          42 1/8
Common market discount from net asset
  value..............................         1.7%            7.9%            5.8%
Preferred asset coverage.............         669%            695%            697%
Preferred market price per share.....       28 1/2          28 3/8          28 1/4

* The financial information included in this report has been taken from the records of the Company without examination by independent auditors. Securities are carried at market value.

SOURCE CAPITAL, INC.                                   --------------------
11400 West Olympic Boulevard, Suite 1200                    BULK RATE
Los Angeles, California 90064                             U.S. POSTAGE
                                                              PAID
                                                              CMSS
                                                       --------------------